                                                                       EXHIBIT A

                              CERTIFICATE OF TRUST

                                       OF

                                 Riggs Capital

     This Certificate of Trust of Riggs Capital (the "Trust"), dated November 15, 1996, is being duly executed and filed by the undersigned, as trustees, to form a business trust under the Delaware Business Trust Act (12 Del. C. ((S)) 3801 et seq.).

     1. Name. The name of the business trust being formed hereby is Riggs
Capital.

     2. Delaware Trustee. The name and business address of the trustee of the Trust with a principal place of business in the State of Delaware are The Bank of New York (Delaware), White Clay Center, Route 273, Newark, Delaware 19711.

     3. Effective Date. This Certificate of Trust shall be effective as of November 15, 1996.

     In Witness Whereof, the undersigned, being the trustees of the Trust, have executed this Certificate of Trust as of the date first above written.



                         The Bank of New York (Delaware),
                           as Trustee


                         By: /s/Melissa Beneduce
                            --------------------------------
                         Name:  Melissa Beneduce
                         Title: Assistant Vice President


                         /s/Linda A. Madrid
                         ------------------------------------
                         Linda A. Madrid,
                           as Administrative Trustee


                         /s/Timothy C. Coughlin
                         -----------------------------------
                         Timothy C. Coughlin,
                           as Administrative Trustee

                                                                       EXHIBIT B

                      THIS CERTIFICATE IS NOT TRANSFERABLE

CERTIFICATE NUMBER
                                                    NUMBER OF COMMON SECURITIES
C-1                                                                      [_____]

                    CERTIFICATE EVIDENCING COMMON SECURITIES

                                       OF

                                 RIGGS CAPITAL

                    8 5/8% TRUST COMMON SECURITIES, SERIES A
                (LIQUIDATION AMOUNT $1,000 PER COMMON SECURITY)

     Riggs Capital , a statutory business trust formed under the laws of the State of Delaware (the "Trust"), hereby certifies that Riggs National
Corporation (the "Holder") is the registered owner of ____% (   ) common
securities of the Trust, representing beneficial interests of the Trust and designated the ____% Trust Common Securities, Series A (liquidation amount $1,000 per Common Security) (the "Common Securities"). The Common Securities are not transferable and any attempted transfer hereof shall be void. The designations, rights, privileges, restrictions, preferences and other terms and provisions of the Common Securities are set forth in, and this certificate and the Common Securities represented hereby are issued and shall in all respects be subject to the terms and provisions of, the Amended and Restated Trust Agreement of the Trust dated as of December 13, 1996, as the same may be amended from time to time (the "Trust Agreement") including the designation of the terms of the Common Securities as set forth therein. The Trust will furnish a copy of the Trust Agreement to the Holder without charge upon written request to the Trust at its principal place of business or registered office.

     By receipt and acceptance of this certificate, the Holder agrees to be bound by the Trust Agreement and is entitled to the benefits thereunder.

     In Witness Whereof, one of the Administrative Trustees of the Trust has
executed this certificate this       day of              , 19  .


                                    Riggs Capital


                                    By:
                                       _________________________________________
                                    Name:
                                    Administrative Trustee

                                                                     EXHIBIT C-1
                                             GLOBAL RULE 144A PREFERRED SECURITY

     The Preferred Securities evidenced hereby and any Debentures issuable in connection therewith have not been registered under the U.S. Securities Act of 1933, as amended (the "Securities Act") and may not be offered, sold, pledged or otherwise transferred except (A)(i) to a person whom the Seller reasonably believes is a "Qualified Institutional Buyer" within the meaning of Rule 144A under the Securities Act acquiring the Preferred Securities for its own account or for the account of a Qualified Institutional Buyer in a transaction meeting the requirements of Rule 144A, (ii) pursuant to an exemption from registration under the Securities Act provided by Rule 144 thereunder (if available), (iii) pursuant to an effective registration statement under the Securities Act, (iv) in an offshore transaction complying with Rule 903 or Rule 904 of Regulation S under the Securities Act or (v) to an institution that is an "accredited investor" within the meaning of Rule 501(a) under the Securities Act in a transaction exempt from the registration requirements of the Securities Act and
(B) in accordance with all applicable securities laws of the states of the United States and other jurisdictions.

     This Preferred Security is a Global Certificate within the meaning of the Trust Agreement hereinafter referred to and is registered in the name of The Depository Trust Company (the "Depositary") or a nominee of the Depositary. This Preferred Security is exchangeable for Preferred Securities registered in the name of a person other than the Depositary or its nominee only in the limited circumstances described in the Trust Agreement and no transfer of this Preferred Security (other than a transfer of this Preferred Security as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary) may be registered except in limited circumstances.

     Unless this Preferred Security is presented by an authorized representative of The Depository Trust Company (55 Water Street, New York) to Riggs Capital or its agent for registration of transfer, exchange or payment, and any Preferred Security issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of The Depository Trust Company and any payment hereon is made to Cede & Co., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY A PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

CERTIFICATE NUMBER
                                                  NUMBER OF PREFERRED SECURITIES
P-
                                   CUSIP NO.

                  CERTIFICATE EVIDENCING PREFERRED SECURITIES

                                       OF

                                 RIGGS CAPITAL

                       8 5/8% TRUST PREFERRED SECURITIES,
                                    SERIES A
               (LIQUIDATION AMOUNT $1,000 PER PREFERRED SECURITY)

     Riggs Capital , a statutory business trust formed under the laws of the
State of Delaware (the "Trust"), hereby certifies that           (the "Holder")
is the registered owner of ( ) preferred securities of the Trust representing an undivided beneficial interest in the assets of the Trust and designated the Riggs Capital 8 5/8% Trust Preferred Securities, Series A (liquidation amount $1,000 per Preferred Security) (the "Preferred Securities"). The Preferred Securities are transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer as provided in Section 5.4 of the Trust Agreement (as defined below). The designations, rights, privileges, restrictions, preferences and other terms and provisions of the Preferred Securities are set forth in, and this certificate and the Preferred Securities represented hereby are issued and shall in all respects be subject to the terms and provisions of, the Amended and Restated Trust Agreement of the Trust dated as of December 13, 1996 as the same may be amended from time to time (the "Trust Agreement") including the designation of the terms of Preferred Securities as set forth therein. The Holder is entitled to the benefits of the Guarantee Agreement entered into by Riggs National Corporation, a Delaware corporation, and The Bank of New York, as guarantee trustee, dated as of December 13, 1996, (the "Guarantee"), to the extent provided therein. The Trust will furnish a copy of the Trust Agreement and the Guarantee to the Holder without charge upon written request to the Trust at its principal place of business or registered office.

     Upon receipt of this certificate, the Holder is bound by the Trust Agreement and is entitled to the benefits thereunder.

     In Witness Whereof, one of the Administrative Trustees of the Trust has
executed this certificate this       day of              , 19  .

                                  Riggs Capital


                                  By: _______________________________
                                  Name:
                                  Administrative Trustee

ASSIGNMENT

For Value Received, the undersigned assigns and transfers this Preferred Security to:



        (Insert assignee's social security or tax identification number)



                   (Insert address and zip code of assignee)

and irrevocably appoints



agent to transfer this Preferred Security Certificate on the books of the Trust. The agent may substitute another to act for him or her.

Date: ________________

Signature: ___________________________________________________________________
          (Sign exactly as your name appears on the other side of this Preferred
           Security Certificate)

The signature(s) should be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions with membership in an approved signature guarantee medallion program), pursuant to S.E.C. Rule 17Ad-15.

                                                                     EXHIBIT C-2
                                          GLOBAL REGULATION S PREFERRED SECURITY

     The Preferred Securities evidenced hereby and any Debentures issuable in connection therewith have not been registered under the U.S. Securities Act of 1933 (the "Securities Act") and may not be offered, sold or delivered in the United States or to, or for the account or benefit of, any U.S. person, unless such Securities are registered under the Securities Act or an exemption from the registration requirements thereof is available.

     This Preferred Security is a Global Certificate within the meaning of the Trust Agreement hereinafter referred to and is registered in the name of The Depository Trust Company (the "Depositary") or a nominee of the Depositary. This Preferred Security is exchangeable for Preferred Securities registered in the name of a person other than the Depositary or its nominee only in the limited circumstances described in the Trust Agreement and no transfer of this Preferred Security (other than a transfer of this Preferred Security as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary) may be registered except in limited circumstances.

     Unless this Preferred Security is presented by an authorized representative of The Depository Trust Company (55 Water Street, New York) to Riggs Capital or its agent for registration of transfer, exchange or payment, and any Preferred Security issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of The Depository Trust Company and any payment hereon is made to Cede & Co., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY A PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

CERTIFICATE NUMBER
                                                  NUMBER OF PREFERRED SECURITIES
P-
                                   CUSIP NO.

                  CERTIFICATE EVIDENCING PREFERRED SECURITIES

                                       OF

                                 RIGGS CAPITAL

                       8 5/8% TRUST PREFERRED SECURITIES,
                                    SERIES A
               (LIQUIDATION AMOUNT $1,000 PER PREFERRED SECURITY)

     Riggs Capital , a statutory business trust formed under the laws of the
State of Delaware (the "Trust"), hereby certifies that                (the
"Holder") is the registered owner of ( ) preferred securities of the Trust representing an undivided beneficial interest in the assets of the Trust and designated the Riggs Capital 8 5/8% Trust Preferred Securities, Series A (liquidation amount $1,000 per Preferred Security) (the "Preferred Securities"). The Preferred Securities are transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer as provided in Section 5.4 of the Trust Agreement (as defined below). The designations, rights, privileges, restrictions, preferences and other terms and provisions of the Preferred Securities are set forth in, and this certificate and the Preferred Securities represented hereby are issued and shall in all respects be subject to the terms and provisions of, the Amended and Restated Trust Agreement of the Trust dated as of December 13, 1996 as the same may be amended from time to time (the "Trust Agreement") including the designation of the terms of Preferred Securities as set forth therein. The Holder is entitled to the benefits of the Guarantee Agreement entered into by Riggs National Corporation, a Delaware corporation, and The Bank of New York, as guarantee trustee, dated as of December 13, 1996, (the "Guarantee"), to the extent provided therein. The Trust will furnish a copy of the Trust Agreement and the Guarantee to the Holder without charge upon written request to the Trust at its principal place of business or registered office.

     Upon receipt of this certificate, the Holder is bound by the Trust Agreement and is entitled to the benefits thereunder.

  In Witness Whereof, one of the Administrative Trustees of the Trust has
executed this certificate this       day of               , 19  .

                                  Riggs Capital


                                  By: _______________________________
                                  Name:
                                  Administrative Trustee

ASSIGNMENT

For Value Received, the undersigned assigns and transfers this Preferred Security to:



        (Insert assignee's social security or tax identification number)



                   (Insert address and zip code of assignee)

and irrevocably appoints



agent to transfer this Preferred Security Certificate on the books of the Trust. The agent may substitute another to act for him or her.

Date: ________________

Signature: ___________________________________________________________________
          (Sign exactly as your name appears on the other side of this Preferred
           Security Certificate)

The signature(s) should be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions with membership in an approved signature guarantee medallion program), pursuant to S.E.C. Rule 17Ad-15.

                                                                     EXHIBIT C-3
                                                        OTHER PREFERRED SECURITY

CERTIFICATE NUMBER
                                                  NUMBER OF PREFERRED SECURITIES
P-

                                   CUSIP NO.

                  CERTIFICATE EVIDENCING PREFERRED SECURITIES

                                       OF

                                 RIGGS CAPITAL

                       8 5/8% TRUST PREFERRED SECURITIES,
                                    SERIES A
               (LIQUIDATION AMOUNT $1,000 PER PREFERRED SECURITY)

     Riggs Capital , a statutory business trust formed under the laws of the
State of Delaware (the "Trust"), hereby certifies that                (the
"Holder") is the registered owner of ( ) preferred securities of the Trust representing an undivided beneficial interest in the assets of the Trust and designated the Riggs Capital 8 5/8% Trust Preferred Securities, Series A (liquidation amount $1,000 per Preferred Security) (the "Preferred Securities"). The Preferred Securities are transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer as provided in Section 5.4 of the Trust Agreement (as defined below). The designations, rights, privileges, restrictions, preferences and other terms and provisions of the Preferred Securities are set forth in, and this certificate and the Preferred Securities represented hereby are issued and shall in all respects be subject to the terms and provisions of, the Amended and Restated Trust Agreement of the Trust dated as of December 13, 1996 as the same may be amended from time to time (the "Trust Agreement") including the designation of the terms of Preferred Securities as set forth therein. The Holder is entitled to the benefits of the Guarantee Agreement entered into by Riggs National Corporation, a Delaware corporation, and The Bank of New York, as guarantee trustee, dated as of December 13, 1996, (the "Guarantee"), to the extent provided therein. The Trust will furnish a copy of the Trust Agreement and the Guarantee to the Holder without charge upon written request to the Trust at its principal place of business or registered office.

     Upon receipt of this certificate, the Holder is bound by the Trust Agreement and is entitled to the benefits thereunder.

     In Witness Whereof, one of the Administrative Trustees of the Trust has
executed this certificate this       day of             , 19  .

                                  Riggs Capital

                                  By: _______________________________

                                    Name:
                                    Administrative Trustee

ASSIGNMENT

For Value Received, the undersigned assigns and transfers this Preferred Security to:



        (Insert assignee's social security or tax identification number)



                   (Insert address and zip code of assignee)

and irrevocably appoints



agent to transfer this Preferred Security Certificate on the books of the Trust. The agent may substitute another to act for him or her.

Date: ________________

Signature: ___________________________________________________________________
          (Sign exactly as your name appears on the other side of this Preferred
           Security Certificate)

The signature(s) should be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions with membership in an approved signature guarantee medallion program), pursuant to S.E.C. Rule 17Ad-15.

                                                            EXHIBIT D -- FORM OF
                                                        REGULATION S CERTIFICATE


                           REGULATION S CERTIFICATE

           (For transfers pursuant to (S) 5.4 of the Trust Agreement)


The Bank of New York,
  as Securities Registrar
101 Barclay Street, 21W
New York, New York 10286

Attention:     Corporate Trust Administration


     Re: 8 5/8% Trust Preferred Securities, Series A, of Riggs Capital (the "Trust") (the "Preferred Securities")
          -------------------------------------------------------------

     Reference is made to the Amended and Restated Trust Agreement, dated as of December 13, 1996 (as amended from time to time, the "Trust Agreement"), entered among Riggs National Corporation, as Depositor (the "Depositor"), The Bank of New York, as Property Trustee, The Bank of New York (Delaware), as Delaware Trustee, and the Administrative Trustees named therein. Terms used herein and defined in the Trust Agreement or in Regulation S or Rule 144 under the U.S. Securities Act of 1933 (the "Securities Act") are used herein as so defined.

     This certificate relates to U.S. $____________ principal amount of Preferred Securities, which are evidenced by the following certificate(s) (the "Specified Securities"):

     CUSIP No(s).

     CERTIFICATE No(s). _____________________

The person in whose name this certificate is executed below (the "Undersigned") hereby certifies that either (i) it is the sole beneficial owner of the Specified Securities or (ii) it is acting on behalf of all the beneficial owners of the Specified Securities and is duly authorized by them to do so. Such beneficial owner or owners are referred to herein collectively as the "Owner". If the Specified Securities are represented by a Global Preferred Security, they are held through the Clearing Agency or a Clearing Agency Participant in the name of the Undersigned, as or on behalf of the Owner. If the Specified Securities are not represented by a Global Preferred Security, they are registered in the name of the Undersigned, as or on behalf of the Owner.

     The Owner has requested that the Specified Securities be transferred to a person (the "Transferee") who will take delivery in the form of a Regulation S Preferred Security. In connection with such transfer, the Owner hereby certifies that, unless such transfer is being effected pursuant to an effective registration statement under the Securities Act, it is being effected in accordance with Rule 904 or Rule 144 under the Securities Act and with all applicable securities laws of the states of the United States and other jurisdictions. Accordingly, the Owner hereby further certifies as follows:

          (1)  Rule 904 Transfers.  If the transfer is being effected in
               ------------------
     accordance with Rule 904:

               (A) the Owner is not a distributor of the Preferred Securities, an affiliate of the Trust or Depositor or any such distributor or a person acting on behalf of any of the foregoing;

               (B) the offer of the Specified Securities was not made to a person in the United States;

               (C)  either:

                    (i) at the time the buy order was originated, the Transferee was outside the United States or the Owner and any person acting on its behalf reasonably believed that the Transferee was outside the United States, or

                    (ii) the transaction is being executed in, on or through the facilities of the Eurobond market, as regulated by the Association of International Bond Dealers, or another designated offshore securities market and neither the Owner nor any person acting on its behalf knows that the transaction has been prearranged with a buyer in the United States;

               (D) no directed selling efforts have been made in the United States by or on behalf of the Owner or any affiliate thereof;

               (E) if the Owner is a dealer in securities or has received a selling concession, fee or other remuneration in respect of the Specified Securities, and the transfer is to occur during the Restricted Period, then the requirements of Rule 904(c)(1) have been satisfied; and

               (F) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act.

          (2) Rule 144 Transfers.  If the transfer is being effected pursuant to
              ------------------
     Rule 144:

               (A) the transfer is occurring after a holding period of at least two years (computed in accordance with paragraph (d) of Rule 144) has elapsed since the Specified Securities were last acquired from the Trust, the Depositor or from an affiliate of the Trust or the Depositor, whichever is later, and is being effected in accordance with the applicable amount, manner of sale and notice requirements of Rule 144; or

               (B) the transfer is occurring after a holding period of at least three years has elapsed since the Specified Securities were last acquired from the Trust, the Depositor or from an affiliate of the Trust or the Depositor, whichever is later, and the Owner is not, and during the preceding three months has not been, an affiliate of the Trust or the Depositor.

          This certificate and the statements contained herein are made for your benefit and the benefit of the Depositor, the Trust and the Initial Purchasers.



Dated:
                         (Print the name of the Undersigned, as such term is defined in the second paragraph of this certificate.)



                         By:__________________________________________________
                            Name:
                            Title:

                         (If the Undersigned is a corporation, partnership or fiduciary, the title of the person signing on behalf of the Undersigned must be stated.)

                                                 EXHIBIT E -- FORM OF RESTRICTED
                                                          SECURITIES CERTIFICATE



                            SECURITIES CERTIFICATE

          (For transfers pursuant to (S) 5.4 of the Trust Agreement)


The Bank of New York,
  as Securities Registrar
101 Barclay Street, 21W
New York, New York 10286

Attention:     Corporate Trust Administration


     Re: 8 5/8% Trust Preferred Securities, Series A, of Riggs Capital (the "Trust") (the "Preferred Securities")
          -------------------------------------------------------------

     Reference is made to the Amended and Restated Trust Agreement, dated as of December 13, 1996 (as amended from time to time, the "Trust Agreement"), entered among Riggs National Corporation, as Depositor (the "Depositor"), The Bank of New York, as Property Trustee, The Bank of New York (Delaware), as Delaware Trustee, and the Administrative Trustees named therein. Terms used herein and defined in the Trust Agreement or in Rule 144A, Regulation D or Rule 144 under the U.S. Securities Act of 1933 (the "Securities Act") are used herein as so defined.

     This certificate relates to $_____________ aggregate Liquidation Amount of Preferred Securities, which are evidenced by the following certificate(s) (the "Specified Securities"):

     CUSIP No(s).

     CERTIFICATE No(s). _____________________

The person in whose name this certificate is executed below (the "Undersigned") hereby certifies that either (i) it is the sole beneficial owner of the Specified Securities or (ii) it is acting on behalf of all the beneficial owners of the Specified Securities and is duly authorized by them to do so. Such beneficial owner or owners are referred to herein collectively as the "Owner". If the Specified Securities are represented by a Global Preferred Security, they are held through the Clearing Agency or a Clearing Agency Participant in the name of the Undersigned, as or on behalf of the Owner. If the Specified Securities are not represented by a Global Preferred Security, they are registered in the name of the Undersigned, as or on behalf of the Owner.

     The Owner has requested that the Specified Securities be transferred to a person (the "Transferee") who will take delivery in the form of a Rule 144A Preferred Security or in the form of Definitive Preferred Securities. In connection with such transfer, the Owner hereby certifies that, unless such transfer is being effected pursuant to an effective registration statement under the Securities Act, it is being effected in accordance with Rule 144A, Regulation D or Rule 144 under the Securities Act and all applicable securities laws of the states of the United States and other jurisdictions. Accordingly, the Owner hereby further certifies as:

          (1)  Rule 144A Transfers.  If the transfer is being effected in
               -------------------
     accordance with Rule 144A:

               (A) the Specified Securities are being transferred to a person that the Owner and any person acting on its behalf reasonably believe is a "qualified institutional buyer" within the meaning of Rule 144A, acquiring for its own account or for the account of a qualified institutional buyer; and

               (B) the Owner and any person acting on its behalf have taken reasonable steps to ensure that the Transferee is aware that the Owner may be relying on Rule 144A in connection with the transfer; and

          (2)  Regulation D Transfers.  If the transfer is being effected in
               ----------------------
     accordance with Regulation D:

               (A) the Specified Securities are being transferred to a person that the Owner and any person acting on its behalf reasonably believes is an "accredited investor" within the meaning of Regulation D, acquiring for its own account or for the account of an accredited investor; and

               (B) the Owner and any person acting on its behalf have taken reasonable steps to ensure that the Transferee is aware that the Owner may be relying on Regulation D in connection with the transfer; and

          (3)  Rule 144 Transfers. If the transfer is being effected pursuant to
               ------------------
     Rule 144:

               (A) the transfer is occurring after a holding period of at least two years (computed in accordance with paragraph (d) of Rule 144) has elapsed since the Specified Securities were last acquired from the Trust or the Depositor or from an affiliate of the Trust or the Depositor, whichever is later, and is being effected in accordance with the applicable amount, manner of sale and notice requirements of Rule 144; or

               (B) the transfer is occurring after a holding period of at least three years has elapsed since the Specified Securities were last acquired from the Trust or the Depositor or from an affiliate of the Trust or the Depositor, whichever is later, and the Owner is not, and during the preceding three months has not been, an affiliate of the Trust or the Depositor.

          This certificate and the statements contained herein are made for your benefit and the benefit of the Depositor, the Trust and the Initial Purchasers.



Dated:                   _____________________________________________________
                         (Print the name of the Undersigned, as such term is defined in the second paragraph of this certificate.)



                         By:__________________________________________________
                            Name:
                            Title:

                         (If the Undersigned is a corporation, partnership or fiduciary, the title of the person signing on behalf of the Undersigned must be stated.)

                                               EXHIBIT F -- FORM OF UNRESTRICTED
                                                          SECURITIES CERTIFICATE



                      UNRESTRICTED SECURITIES CERTIFICATE

  (For removal of Securities Act Legends pursuant to (S) 5.4(c) of the Trust
                                  Agreement)



The Bank of New York,
  as Securities Registrar
101 Barclay Street, 21W
New York, New York 10286

Attention:     Corporate Trust Administration


     Re: 8 5/8% Trust Preferred Securities, Series A, of Riggs Capital (the "Trust") (the "Preferred Securities")
          -------------------------------------------------------------

     Reference is made to the Amended and Restated Trust Agreement, dated as of December 13, 1996 (the "Trust Agreement"), entered among Riggs National Corporation, as Depositor (the "Depositor"), The Bank of New York, as Property Trustee, and The Bank of New York (Delaware), as Delaware Trustee. Terms used herein and defined in the Trust Agreement or in Regulation S or Rule 144 under the U.S. Securities Act of 1933 (the "Securities Act") are used herein as so defined.

     This certificate relates to $_____________ aggregate Liquidation Amount of Preferred Securities, which are evidenced by the following certificate(s) (the "Specified Securities"):

     CUSIP No(s).

     CERTIFICATE No(s). _____________________

The person in whose name this certificate is executed below (the "Undersigned") hereby certifies that either (i) it is the sole beneficial owner of the Specified Securities or (ii) it is acting on behalf of all the beneficial owners of the Specified Securities and is duly authorized by them to do so. Such beneficial owner or owners are referred to herein collectively as the "Owner". If the Specified Securities are represented by a Global Securities Certificate, they are held through the Clearing Agency or a Clearing Agency Participant in the name of the Undersigned, as or on behalf of the Owner. If the Specified Securities are not represented by a Global Preferred Security, they are registered in the name of the Undersigned, as or on behalf of the Owner.

     The Owner has requested that the Specified Securities be exchanged for Preferred Securities bearing no Restricted Preferred Securities Legend pursuant to Section 5.4(c) of the Trust Agreement. In connection with such exchange, the Owner hereby certifies that the exchange is occurring after a holding period of at least three years (computed in accordance with paragraph (d) of Rule 144) has elapsed since the Specified Securities were last acquired from the Trust, the Depositor or from an affiliate of the Trust or the Depositor, whichever is later, and the Owner is not, and during the preceding three months has not been, an affiliate of the Trust or the Depositor. The Owner also acknowledges that any future transfers of the Specified Securities must comply with all applicable securities laws of the states of the United States and other jurisdictions.

     This certificate and the statements contained herein are made for your benefit and the benefit of the Company and the Purchasers.



Dated:                   _____________________________________________________
                         (Print the name of the Undersigned, as such term is defined in the second paragraph of this certificate.)



                         By:__________________________________________________
                            Name:
                            Title:

                         (If the Undersigned is a corporation, partnership or fiduciary, the title of the person signing on behalf of the Undersigned must be stated.)

                                      -2-